EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of China Botanic Pharmaceutical Inc. (the “Registrant”) on Form 10-Q for the Quarter ended April 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Li Shaoming, chief executive officer and president of the Registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 19, 2012	/s/ Li Shaoming
Li Shaoming
Chief Executive Officer and President
(Principal Executive Officer)

In connection with the Quarterly Report of China Botanic Pharmaceutical Inc. (the “Registrant”) on Form 10-Q for the Quarter ended April 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Weiqiu Dong, chief financial officer of the Registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 19, 2012	/s/ Weiqiu Dong
Weiqiu Dong
Chief Financial Officer
(Principal Financial Officer)